UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2023 (July 12, 2023)

 SiteOne Landscape Supply, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37760	46-4056061
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Colonial Parkway, Suite 600 Roswell, Georgia	30076
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(470) 277-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	SITE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

SiteOne Landscape Supply, Inc. (the “Company”) announced that its subsidiary, SiteOne Landscape Supply Holding, LLC (“Holding”), has entered into the Increase Supplement, dated as of July 12, 2023 (the “Increase Supplement”), by and between Holding, as borrower representative, and JPMorgan Chase Bank, N.A., as increasing lender (the “Increasing Lender”), to the Second Amended and Restated Credit Agreement, dated as of March 23, 2021 (as amended prior to July 12, 2023, the “Existing Credit Agreement”, and as amended by the Increase Supplement, the “Credit Agreement”), among Holding and SiteOne Landscape Supply, LLC, as borrowers, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the several banks and other financial institutions party thereto. The Increase Supplement provides for an additional $120 million of Initial Term Loans (as used herein, as defined in the Credit Agreement) and makes such other changes to the Existing Credit Agreement as agreed between Holding and the Increasing Lender. Proceeds of the Initial Term Loans borrowed pursuant to the Increase Supplement will be used, among other things, to (i) repay certain loans outstanding under the Senior ABL Facility (as defined in the Credit Agreement) and (ii) pay fees and expenses related to the Increase Supplement. After giving effect to the borrowing of Initial Term Loans pursuant to the Increase Supplement, the aggregate principal amount of the Initial Term Loans outstanding under the Credit Agreement on July 12, 2023 is $372 million.

The foregoing summary is qualified in its entirety by reference to the text of the Increase Supplement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 concerning the Company’s direct financial obligations under the Increase Supplement and the Credit Agreement is hereby incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Increase Supplement, dated as of July 12, 2023, by and between SiteOne Landscape Supply Holding, LLC and JPMorgan Chase Bank, N.A., as increasing lender.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SITEONE LANDSCAPE SUPPLY, INC.

By:	/s/ Briley Brisendine
	Name:	Briley Brisendine
	Title:	Executive Vice President, General Counsel and Secretary

Date: July 12, 2023